UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-10537
                                                     ---------

                  Oppenheimer Tremont Market Neutral Fund, LLC
                  --------------------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
           Two World Financial Center, New York, New York 10281-1008
           ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                            -------------

                        Date of fiscal year end: March 31
                                                 --------

                      Date of reporting period: 03/31/2008
                                                ----------

ITEM 1. REPORTS TO STOCKHOLDERS.

MARCH 31, 2008
--------------------------------------------------------------------------------

    Oppenheimer
    Tremont Market Neutral                                     Annual Report
    Fund, LLC
--------------------------------------------------------------------------------


                                    [PHOTO]

                                                        [OPPENHEIMERFUNDS LOGO]

ANNOUNCEMENT
--------------------------------------------------------------------------------

IMPORTANT INFORMATION ON THE STATUS OF THE FUND

Based on the conclusion that it would be in the best interest of the Fund to repurchase all of its outstanding shares, the Board declared a mandatory redemption of Fund shares. All shares held by investors other than OppenheimerFunds, Inc., the Fund's investment adviser ("OFI") were redeemed as of March 31, 2008. OFI has retained its ownership of Fund shares while the Fund is unwinding its holdings in illiquid investments. OFI's shares will also be mandatorily redeemed as liquidity permits the Fund to do so. The Fund will then have distributed nearly all of its assets. As the Fund winds up its operations, it will apply to deregister as a registered investment company and dissolve.

      The Board has authorized OFI and the officers of the Fund to take appropriate actions, including closing the Fund to new sales, liquidating the Fund's assets and redeeming all Fund shares, including making redemptions in kind if the Fund deems appropriate.

      Accordingly, the Fund is no longer pursuing its former investment objective or policies of investing primarily in private investment vehicles ("Underlying Funds") managed by alternative asset managers ("Underlying Fund Managers") that employ "market neutral" investment strategies. As the Fund's assets are liquidated, it is expected that its assets will be allocated to fewer than ten Underlying Fund Managers and, as a result, more than 10% of the Fund's net assets may be allocated to certain Underlying Fund Managers and to one or more Underlying Funds (as these terms are defined in the Fund's current Prospectus). This change in the Fund's asset allocations may increase its risks of losses caused by negative events affecting any one Underlying Fund.

               3 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

Oppenheimer Tremont Market Neutral Fund, LLC (the "Fund") is a limited liability company registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's investment objective is to seek long-term capital appreciation consistent with preservation of capital while attempting to generate positive returns over various market cycles. The Fund pursues this investment objective by investing primarily in private investment partnerships and similar investment vehicles that are managed by a select group of alternative asset managers that employ various "market neutral" investment strategies. The performance analysis discussed below is intended to provide investors with an overview of the Fund's performance for the year that ended March 31, 2008.

      The Fund declined (11.42)% (net of all fees, expenses, and any applicable incentive fees, including the maximum sales load of 2.50%) for the year period that ended March 31, 2008. The Fund declined (9.15)% excluding the maximum sales load.

      The period began with positive performance in April and May led by event driven and long/short equity managers. However, the Fund experienced its largest drawdown since its inception between June and August. The losses incurred during this time were primarily caused by an investment in a structured credit manager which lost virtually all capital invested. The manager was invested in highly illiquid structured credit vehicles, which included sub-prime market exposure and were severely affected by an increase in default rates tied to sub-prime loans.

      During the month of July the largest detractor continued to be the remaining write-down of the structured credit manager. Global equity markets corrected sharply during the month, following downgrades of mortgage credit backed by sub-prime mortgages and worries over financial leverage. Emerging markets managers contributed gains in July, and a manager with a short position on the ABX Index produced strong positive returns. The Fund's multi-strategy managers were flat during July. Event driven and long/short equity managers detracted for the month.

      In August, quantitative equity market neutral managers deleveraged early in the month as volatility peaked and concerns of liquidity in the credit markets continued. Statistical arbitrage traders were squeezed on both long and short positions as market players closed out of equity positions to free up cash for deleveraging. Deep value long/short equity managers also suffered as the markets traded outside of fundamentals. By the end of the month, the equity markets reverted back to fundamentals and some of the equity market neutral and long/short equity managers were

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE
For the Periods Ended 3/31/08

                   Since
                   Inception
1-Year    5-Year   (1/2/02)
-----------------------------
-11.42%   1.19%    1.42%



EXPENSE RATIOS
For the Fiscal Year Ended 3/31/08

Expense Ratio       Expense Ratio
Without Incentive   With Incentive
Allocation/Fee      Allocation/Fee
Excluding Waiver    Including Waiver
-------------------------------------
 2.32%               2.23%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. AVERAGE TOTAL ANNUAL RETURNS SHOW THE CHANGE IN THE VALUE OF THE FUND'S PERFORMANCE EXPRESSED AS A PERCENTAGE ON AN ANNUAL BASIS. PERFORMANCE SHOWN IS NET OF ALL FEES, EXPENSES AND ANY APPLICABLE INCENTIVE FEES, INCLUDING THE MAXIMUM SALES LOAD OF 2.50%. THIS RETURN MAY DIFFER FROM THAT EXPERIENCED BY AN INDIVIDUAL INVESTOR THAT PURCHASES AN INTEREST IN THE FUND. THE FUND IS A CLOSED-END REGISTERED INVESTMENT COMPANY AND NOT A MUTUAL FUND. THERE ARE CONSIDERABLE DIFFERENCES BETWEEN CLOSED-END REGISTERED INVESTMENT COMPANIES AND MUTUAL FUNDS. MUTUAL FUNDS PROVIDE DAILY LIQUIDITY. THE FUND IS ILLIQUID AND MAY BE RISKIER AND MORE EXPENSIVE THAN MUTUAL FUNDS. THE INVESTMENT FUNDS IN WHICH THE FUND INVESTS ARE NOT REGISTERED INVESTMENT COMPANIES AND, THEREFORE ARE NOT SUBJECT TO THE SAME REGULATORY OVERSIGHT AS MUTUAL FUNDS, INCLUDING REGULATIONS THAT REQUIRE MUTUAL FUNDS TO HAVE A CERTAIN DEGREE OF LIQUIDITY, LIMIT CONCENTRATION IN ANY ONE INVESTMENT, PROTECT AGAINST CONFLICTS OF INTEREST, ASSURE FAIRNESS IN PRICING FUND INTERESTS, REQUIRE DISCLOSURE ABOUT A FUND'S MANAGEMENT, HOLDINGS, FEES AND EXPENSES, AND LIMIT LEVERAGE. THE EXPENSE RATIOS FOR THE FUND'S SHARES ARE AS OF THE FISCAL YEAR ENDED MARCH 31, 2008.

               4 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC able to win back losses. Manager positioning remained fairly stable, with a few cutting risk and a few actually adding to risk (covering shorts and adding to longs).

      In September, investors returned to the buy side of equity and bond markets following an aggressive interest rate cut by the Federal Reserve Board (the "Fed"). Uncertainty spurred by the sub-prime mortgage market crisis had extended beyond the credit markets and posed a threat to the health of the U.S. economy. In response, the Fed cut rates by 50 basis points on September 18, 2007 mitigating illiquidity fears and prompting a rally in both equity and fixed income markets. The commodities markets also benefited from the Fed cut as the U.S. Dollar fell to record lows against the Euro helping to drive oil prices to record highs and bolstering prices of gold and copper. September proved to be a strong month across most hedge fund strategies. Directional managers with exposures to equities and commodities tended to benefit the most.

      The Fund performed well through October as the equity market continued to rally. Event driven, long short equity, and multi-strategy managers were the top contributors. In November, volatility spiked and the markets reversed as several financial firms took substantial write downs on assets related to sub-prime credit. Directional managers suffered for the month, and long/short equity and event driven managers detracted from performance. The Fund outperformed the major equity indices as some of November's losses were offset by emerging markets and fixed income arbitrage managers. The Fund finished the year with positive performance in December. Market volatility subsided from November highs and long/short equity managers benefited. Fixed income managers profited from short positioning on sub-prime credit, and managed futures managers benefited from a commodities rally driven by a weak dollar.

      The Fund's final quarter proved to be very difficult for most hedge fund strategies. In January, the markets were beleaguered by the unrelenting sub-prime crisis and concerns over global economic slowdown. The Fed responded with an unprecedented 1.25% reduction in rates within an eight day period. Volatility spiked in both fixed income and equity markets. Global equities and the U.S. dollar plummeted and treasury securities rose in a flight to quality. The Fund suffered due to losses by event driven, long/short, and emerging market managers.

      In February the Fund was able to produce modest returns while most equity indices were flat or down. The Fund's managed futures manager led performance due to a rally in commodities driven by inflation concerns and the weak dollar.

      Volatility remained high throughout March. The month was highlighted by the near collapse and subsequent bail out of Bear Stearns by the Fed. Long/short equity managers suffered as short investments in financials and REITs rallied in response to the Fed action and rate reduction. Fixed income arbitrage managers were also large detractors. Specifically, dramatic movements in the Japanese yield curve were responsible for large losses for one of the Fund's fixed income arbitrage managers. As a result, the Fund finished the quarter with disappointing performance.

The graph that follows shows the performance of a hypothetical $10,000 investment in the Fund held until March 31, 2008. Performance is measured from the inception of the Fund on January 2, 2002. The Fund's performance is compared to the performance of the Lehman Brothers Government Credit Bond Index, an unmanaged index widely regarded as a general measurement of the performance of government, government-related and investment grade corporate debt obligations. The Fund's performance is also compared to the performance of the S&P 500 Index, an unmanaged index of equity securities that is a measure of the general domestic stock market. The indices cannot be purchased directly by investors and are shown for illustrative purposes only and do not predict or depict the performance of the Fund. The indices' performance reflect the reinvestment of income but do not consider the effect of transaction costs, and none of the data in the graph shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While indices comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the investments of the Underlying Fund Managers are not limited to the investments in the indices.

               5 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

FUND PERFORMANCE DISCUSSION
---------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

                               [PERFORMANCE GRAPH]

                                                              Lehman Brothers
                 Oppenheimer Tremont       S & P 500      Government Credit Bond
              Market Neutral Fund, LLC      Index 1              Index 2
              ------------------------     ---------      -----------------------
01/02/2002             9,750                10,000                10,000
03/31/2002             9,842                10,028                 9,953
06/30/2002             9,797                 8,685                10,326
09/30/2002             9,768                 7,185                10,915
12/31/2002             9,895                 7,791                11,104
03/31/2003            10,036                 7,545                11,286
06/30/2003            10,247                 8,706                11,684
09/30/2003            10,350                 8,937                11,625
12/31/2003            10,407                10,024                11,622
03/31/2004            10,536                10,194                11,980
06/30/2004            10,446                10,369                11,600
09/30/2004            10,423                10,175                12,013
12/31/2004            10,601                11,114                12,109
03/31/2005            10,682                10,876                12,028
06/30/2005            10,533                11,024                12,442
09/30/2005            10,880                11,422                12,322
12/31/2005            10,899                11,660                12,396
03/31/2006            11,290                12,150                12,271
06/30/2006            11,417                11,975                12,253
09/30/2006            11,302                12,653                12,733
12/31/2006            11,715                13,500                12,865
03/31/2007            12,029                13,586                13,053
06/30/2007            11,957                14,439                12,989
09/30/2007            11,654                14,732                13,379
12/31/2007            11,742                14,241                13,794
03/31/2008            10,927                12,896                14,144

AVERAGE ANNUAL TOTAL RETURN WITH SALES CHARGE OF THE FUND AT 03/31/2008

1-Year    5-Year   Since Inception(1/2/02)
------    ------   -----------------------
-11.42%   1.19%             1.42%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. AVERAGE ANNUAL RETURNS SHOW THE CHANGE IN THE VALUE OF THE FUND'S PERFORMANCE EXPRESSED AS A PERCENTAGE ON AN ANNUAL BASIS. PERFORMANCE SHOWN IS NET OF ALL FEES, EXPENSES, AND INCENTIVE ALLOCATION/FEE, INCLUDING THE MAXIMUM SALES LOAD OF 2.50%. THIS RETURN MAY DIFFER FROM THAT EXPERIENCED BY AN INDIVIDUAL INVESTOR THAT PURCHASES AN INTEREST IN THE FUND. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTIONS OF FUND SHARES. BECAUSE THERE ARE DIFFERENCES IN THE FUND'S INVESTMENT STRATEGIES AND THOSE INDICES SHOWN, NO INDEX IS DIRECTLY COMPARABLE TO THE FUND.

1. The S&P 500 Index is an unmanaged index considered to be generally representative of the U.S. Large-cap stock market as a whole.The performance data for the S&P 500 Index assumes the reinvestment of all dividends, but does not deduct fees or expenses.

2. The Lehman Brothers Government Credit Bond Index is an unmanaged index composed of debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies and quasi-federal corporations and fixed rate dollar denominated SEC-registered corporate debt that are rated investment grade or higher by Moody's Investor Service, Standard & Poor's Corporation, or Fitch Investor's Service, in that order.

                6 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

FUND INVESTMENT ALLOCATION
--------------------------------------------------------------------------------

FUND INVESTMENT ALLOCATION

                                  [PIE CHART]

Event Driven             35.2%
Cash Equivalents         30.9
Multi-Strategy           11.9
Equity Market Neutral     8.8
Fixed Income Arbitrage    7.3
Convertible Arbitage      3.3
Long/Short Equity         2.6

The Fund's portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2008, and are based on total investments in investment funds and short-term investments.

                7 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

FUND EXPENSES
-------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and redemption fees, if any; and (2) ongoing costs, including management fees; investor servicing; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other registered investment companies.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2008.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any incentive allocation/fee or any transactional costs, such as front-end sales charges (loads) or redemption fees. Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                              BEGINNING         ENDING           EXPENSES PAID DURING
                              ACCOUNT VALUE     ACCOUNT VALUE    6 MONTHS ENDED
ACTUAL                        OCTOBER 1, 2007   MARCH 31, 2008   MARCH 31, 2008
---------------------------------------------------------------------------------------
                              $ 1,000.00        $   937.80       $ 9.79
HYPOTHETICAL
(5% return before expenses)
---------------------------------------------------------------------------------------
                                1,000.00          1,014.95        10.18

Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, divided by 2 (to reflect the one-half year period). The annualized expense ratio for the 6-month period ended March 31, 2008 was 2.01%. This ratio reflects voluntary reimbursements of expenses by the Adviser.

                8 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

STATEMENT OF INVESTMENTS March 31, 2008
------------------------------------------------------------------------------


                                                                               % OF
                                                                      FAIR      NET                    ACQUISITION
                                                       COST          VALUE   ASSETS    LIQUIDITY 1          DATE 2
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN INVESTMENT FUNDS
--------------------------------------------------------------------------------------------------------------------

CONVERTIBLE ARBITRAGE
Quattro Offshore Fund Ltd                      $    550,000   $    506,521      3.1%   Quarterly             12/07

--------------------------------------------------------------------------------------------------------------------
EQUITY MARKET NEUTRAL
Menta Global Offshore Fund, Ltd.                  1,500,000      1,359,438      8.2    Monthly               06/07
--------------------------------------------------------------------------------------------------------------------
Event Driven
Avenue Asia International, Ltd. (Cayman Trust)      107,319         91,572      0.5    Illiquid 3            11/05
GoldenTree Credit Opportunities Ltd.              1,000,000        937,711      5.7    Semi-Annually         01/07
Halcyon Structured Opportunities Offshore
  Fund Ltd.                                       1,000,000        932,165      5.7    Quarterly             01/07
JANA Piranha Offshore Fund (Cayman), Ltd.         1,250,000      1,189,692      7.2    Quarterly             05/07
Magnetar Risk Linked Fund Ltd.                      500,000        559,915      3.4    Semi-Annually         02/07
Oceanwood Global Opportunities Fund Ltd.          1,500,000      1,467,100      8.9    Quarterly       01/07-04/07
Perry Partners, L.P.                                     --        280,493      1.7    Illiquid 3            01/05
                                               ------------------------------------
TOTAL EVENT DRIVEN                                5,357,319      5,458,648     33.1

--------------------------------------------------------------------------------------------------------------------
FIXED INCOME ARBITRAGE
Endeavour Fund II LLC                             1,781,297      1,141,784      6.9    Quarterly       04/03-08/03

--------------------------------------------------------------------------------------------------------------------
LONG/SHORT EQUITY
S.W Mitchell European Fund (USD)                    500,000        400,046      2.4    Monthly               10/07

--------------------------------------------------------------------------------------------------------------------
MULTI-STRATEGY
D.E. Shaw Composite International Fund                   --        444,951      2.7    Illiquid 3            01/06
Shepherd Investments International, Ltd.          1,500,000      1,400,449      8.5    Quarterly       05/07-06/07
                                               ------------------------------------
TOTAL MULTI-STRATEGY                              1,500,000      1,845,400     11.2
                                               ------------------------------------
Total Investments in Investment Funds            11,188,616     10,711,837     64.9

--------------------------------------------------------------------------------------------------------------------
CASH EQUIVALENTS
--------------------------------------------------------------------------------------------------------------------

BlackRock Liquidity Funds--
Institutional--TempCash (2,387,910 shares)        2,387,910      2,387,910     14.5
Institutional--TempFund (2,387,910 shares)        2,387,910      2,387,910     14.5
PNC Bank Money Market Account (11,423 shares)        11,423         11,423      0.1
                                               ------------------------------------
Total Cash Equivalents                            4,787,243      4,787,243     29.1
--------------------------------------------------------------------------------------------------------------------
TATAL INVESTMENTS AND CASH EQUIVALENTS         $ 15,975,859     15,499,080     94.0
                                               ============
OTHER ASSETS NET OF LIABILITIES                                    982,384      6.0
                                                              ---------------------
NET ASSETS                                                    $ 16,481,464    100.0%
                                                              =====================

Detailed information about the Investment Funds' portfolios is not available.

1. Available frequency of redemptions after initial lock-up period. Such redemptions may be subject to certain other terms and conditions as set forth in the Investment Funds offering documents.

2. Represents initial through most recent month of investment purchases.

3. The Fund has placed a full redemption request with respect to its investment in the Investment Fund. The Fund will receive its redemption proceeds following the sale of certain securities held by the Investment Fund. The value of the Fund's investment will fluctuate, based on market conditions until the Investment Fund completes the sale of these securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                9 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

STATEMENT OF ASSETS AND LIABILITIES March 31, 2008
-------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------------------

Investments in investment funds, at fair value (cost $11,188,616)                            $  10,711,837
------------------------------------------------------------------------------------------------------------
Cash and cash equivalents                                                                        4,787,243
------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investment funds sold                                                                           19,023,190
Dividends receivable                                                                                13,062
Other assets                                                                                        44,164
                                                                                             ---------------
Total assets                                                                                    34,579,496

------------------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------------------

Payables:
Shareholder redemptions                                                                         17,896,784
Management fee                                                                                      58,426
Professional fees                                                                                   49,104
Accounting and investor processing fees                                                             31,440
Investor servicing fees                                                                             22,834
Shareholder communication fees                                                                      20,000
Administration fee                                                                                  14,443
Board of Directors' fees and expenses                                                                  892
Miscellaneous fees                                                                                   4,109
                                                                                             ---------------
Total liabilities                                                                               18,098,032

------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                   $  16,481,464
                                                                                             ===============

------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
------------------------------------------------------------------------------------------------------------

Par value of shares of beneficial interest                                                   $         191
------------------------------------------------------------------------------------------------------------
Paid-in capital                                                                                 19,554,225
------------------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                                   (995,545)
------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                                        (1,600,628)
------------------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments                                                        (476,779)
                                                                                             ---------------
NET ASSETS                                                                                   $  16,481,464
                                                                                             ===============

------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
------------------------------------------------------------------------------------------------------------

(based on net assets of $16,481,464 and 191,452 shares of beneficial interest outstanding)   $       86.09

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

               10 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

STATEMENT OF OPERATIONS For the Year Ended March 31, 2008
-------------------------------------------------------------------------------

----------------------------------------------------------------------
INVESTMENT INCOME
----------------------------------------------------------------------

Dividends                                              $     119,308

----------------------------------------------------------------------
EXPENSES
----------------------------------------------------------------------

Management fee                                               423,095
----------------------------------------------------------------------
Investor servicing fees                                      123,066
----------------------------------------------------------------------
Administration fee                                           105,962
----------------------------------------------------------------------
Accounting and investor processing fees                       99,829
----------------------------------------------------------------------
Interest expense                                              71,286
----------------------------------------------------------------------
Professional fees                                             53,606
----------------------------------------------------------------------
Registration fees                                             38,549
----------------------------------------------------------------------
Incentive fees                                               (37,495)
----------------------------------------------------------------------
Shareholder communication fees                                30,652
----------------------------------------------------------------------
Custodian fees                                                13,262
----------------------------------------------------------------------
Board of Directors' fees and expenses                          1,063
----------------------------------------------------------------------
Miscellaneous fees                                            23,724
                                                       ---------------
Total expenses                                               946,599

----------------------------------------------------------------------
NET INVESTMENT LOSS                                         (827,291)

----------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
----------------------------------------------------------------------

Net realized gain on investments                           6,556,185
----------------------------------------------------------------------
Net change in unrealized depreciation on investments      (9,365,296)

----------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS   $  (3,636,402)
                                                       ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

               11 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

STATEMENTS OF CHANGES IN NET ASSETS/MEMBERS' CAPITAL
-------------------------------------------------------------------------------

                                                                                SHAREHOLDERS/
                                                                                      MEMBERS
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
MEMBERS' CAPITAL AT MARCH 31, 2006                                              $  51,126,603
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
FOR THE YEAR ENDED MARCH 31, 2007
-----------------------------------------------------------------------------------------------

OPERATIONS
Net investment loss                                                                (1,165,750)
-----------------------------------------------------------------------------------------------
Net realized gain on investments                                                    3,780,941
-----------------------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                                  560,750
                                                                                ---------------
Net increase in net assets resulting from operations                                3,175,941

-----------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income                                               (1,455,011)
-----------------------------------------------------------------------------------------------
Distributions from net realized gain                                               (1,554,062)
                                                                                ---------------
Total dividends and/or distributions to shareholders                               (3,009,073)

-----------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
Net decrease in net assets resulting from beneficial interest transactions 1       (4,358,398)

-----------------------------------------------------------------------------------------------
NET ASSETS
Total decrease in net assets                                                       (4,191,530)
                                                                                ---------------
Net Assets at March 31, 2007 (including accumulated
net investment loss of $2,273,756)                                              $  46,935,073
                                                                                ===============

-----------------------------------------------------------------------------------------------
FOR THE YEAR ENDED MARCH 31, 2008
-----------------------------------------------------------------------------------------------

OPERATIONS
Net investment loss                                                                  (827,291)
-----------------------------------------------------------------------------------------------
Net realized gain on investments                                                    6,556,185
-----------------------------------------------------------------------------------------------
Net change in unrealized depreciation on investments                               (9,365,296)
                                                                                ---------------
Net decrease in net assets resulting from operations                               (3,636,402)

-----------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income                                               (2,249,887)
-----------------------------------------------------------------------------------------------
Distributions from net realized gain                                               (2,566,016)
                                                                                ---------------
Total dividends and/or distributions to shareholders                               (4,815,903)

-----------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
Net decrease in net assets resulting from beneficial interest transactions 1      (22,001,304)

-----------------------------------------------------------------------------------------------
NET ASSETS
Total decrease in net assets                                                      (30,453,609)
                                                                                ---------------
Net Assets at March 31, 2008 (including accumulated
net investment loss of $810,371)                                                $  16,481,464
                                                                                ===============

1. Includes redemption fees received of $512 and $514 during the years ended March 31, 2008 and 2007, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

               12 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

STATEMENT OF CASH FLOWS For the Year Ended March 31, 2008
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
-------------------------------------------------------------------------------------------------------------

Net decrease in net assets resulting from operations                                        $    (3,636,402)
-------------------------------------------------------------------------------------------------------------
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Net realized gain on investments                                                                 (6,556,185)
Net change in unrealized depreciation on investments                                              9,365,296
Purchases of investments                                                                        (17,838,615)
Proceeds from sales of investments                                                               45,187,145
Increase in receivable from investment funds sold                                                (9,126,220)
Decrease in investments in investment funds paid in advance                                       4,000,000
Increase in dividends receivable                                                                    (13,062)
Increase in other assets                                                                            (11,003)
Decrease in incentive fees payable                                                                 (118,403)
Decrease in management fee payable                                                                  (25,066)
Decrease in investor servicing fees payable                                                         (15,369)
Decrease in administration fee payable                                                               (6,268)
Decrease in accounting and investor processing fees payable                                          (5,017)
Decrease in shareholder communication fees payable                                                   (5,000)
Decrease in professional fees payable                                                                (3,641)
Decrease in Board of Directors' fees and expenses payable                                            (2,208)
Decrease in miscellaneous payable                                                                   (13,327)
                                                                                            -----------------
Net cash provided by operating activities                                                        21,176,655

-------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES
-------------------------------------------------------------------------------------------------------------

Proceeds from shares of beneficial interest sold                                                    368,831
Payments of shares of beneficial interest redeemed                                              (12,869,965)
Proceeds from bank borrowings                                                                    10,703,000
Payments on bank borrowings                                                                     (14,703,000)
Payments on distributions                                                                           (24,690)
                                                                                            -----------------
Net cash used in financing activities                                                           (16,525,824)
-------------------------------------------------------------------------------------------------------------
Net increase in cash and cash equivalents                                                         4,650,831
-------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at beginning of period                                                    136,412
                                                                                            -----------------
Cash and cash equivalents at end of period                                                  $     4,787,243
                                                                                            =================

Supplemental disclosure of cash flow information:

Non-cash financing activity not included herein consists of reinvestment of dividends and distributions of $4,791,213.

Cash paid for interest on bank borrowings--$73,094.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

               13 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------

YEAR ENDED MARCH 31,                                             2008         2007         2006          2005          2004
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                        $  106.74     $ 106.49    $  100.00  1        N/A          N/A
----------------------------------------------------------------------------------------------------------------------------

Income (loss) from investment operations:
Net investment loss 2                                           (1.96)       (2.46)       (2.14) 3        N/A          N/A
Net realized and unrealized gain/(loss)                         (7.01)        9.18         9.29 3         N/A          N/A
                                                            ----------------------------------------------------------------
Total income from investment operations                         (8.97)        6.72         7.15 3         N/A          N/A
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                            (5.46)       (3.13)          --           N/A          N/A
Distribution from net realized gain                             (6.22)       (3.34)       (0.66) 3        N/A          N/A
                                                            ----------------------------------------------------------------
Total dividends and/or distributions to shareholders           (11.68)       (6.47)       (0.66) 3        N/A          N/A
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $   86.09     $ 106.74    $  106.49           N/A          N/A
                                                            ================================================================

----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN 4                                                  (9.36)%       6.66%        5.84%         1.35%        5.16%
----------------------------------------------------------------------------------------------------------------------------

Incentive allocation/fee 5                                       0.21        (0.11)       (0.15)         0.00        (0.18)
                                                            ----------------------------------------------------------------
Total return net of incentive allocation/fee                    (9.15)%       6.55%        5.69%         1.35%        4.98%

----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------

Net assets/members' capital, end of period (in thousands)   $  16,481     $ 46,935    $  51,127     $  64,001     $ 64,305
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets/members' capital: 6,7
Net investment loss 8                                           (2.04)%      (2.21)%      (2.53)%       (1.98)%      (1.96)%
----------------------------------------------------------------------------------------------------------------------------
Total expenses                                                   2.32%        2.42%        2.56% 9       2.04%        2.01%
Incentive allocation/fee 5                                      (0.09)        0.09         0.13          0.01         0.15
                                                            ----------------------------------------------------------------
Total expenses and incentive allocation/fee                      2.23%        2.51%        2.69% 9       2.05%        2.16%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate 10                                         48%          47%          38%           62%          22%

N/A--Not applicable. See Note 1 to Financial Statements related to the July 1, 2005 tax and capital structure conversion.

1. Initial net asset value as of July 1, 2005.

2. Based on average shares outstanding during each period.

3. For the period July 1, 2005, conversion of the Fund's tax and capital structure, to March 31, 2006. See Note 1 to the Financial Statements.

4. Assumes an investment on the last valuation date prior to the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5. In conjuction with the Fund's capital structure conversion, the incentive allocation was converted to an incentive fee effective July 1, 2005.

6. Ratios do not reflect the Fund's proportionate share of income and expenses of the Investment Funds.

7. Annualized for periods of less than one year.

8. Excludes impact of incentive allocation/fee.

9. The total expense ratio would have been 0.01% less if the capital structure conversion costs had not been reimbursed by the Adviser.

10. Represents the lesser of purchases or sales of investments in Investment Funds divided by the average fair value of investments in Investment Funds.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

               14 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. ORGANIZATION

Oppenheimer Tremont Market Neutral Fund, LLC (the "Fund") is organized as a Delaware limited liability company and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. The Fund's investment objective is to seek long-term capital appreciation consistent with preservation of capital while attempting to generate positive returns over various market cycles. The Fund will pursue this objective by investing primarily in private investment partnerships and similar investment vehicles that are managed by a select group of alternative asset managers ("Investment Funds") that employ various "market neutral" investment strategies. Market neutral investment strategies seek to provide predictable investment returns regardless of general stock market movements.

      OppenheimerFunds, Inc. (the "Adviser"), serves as the investment adviser of the Fund subject to the ultimate supervision of and subject to any policies established by the Fund's Board of Directors (the "Board"), pursuant to the terms of the investment advisory agreement with the Fund (the "Advisory Agreement"). Pursuant to the Advisory Agreement, the Adviser is responsible for developing, implementing and supervising the Fund's investment program. The Adviser is authorized, subject to the approval of the Board, to retain one of its affiliates to provide any or all of the investment advisory services required to be provided to the Fund or to assist the Adviser in providing its services.

      Tremont Partners, Inc. (the "Sub-Adviser"), an affiliate of the Adviser, has been retained by the Adviser to serve as the Fund's Sub-Adviser and is responsible for providing day-to-day investment management services to the Fund, subject to the supervision of the Adviser.

      The Adviser is wholly-owned by Oppenheimer Acquisition Corp., a holding company ultimately controlled by Massachusetts Mutual Life Insurance Company. The Adviser and the Sub-Adviser are registered as investment advisers under the Investment Advisers Act of 1940, as amended.

      Shares are offered and may be purchased on a monthly basis, or at such other times as may be determined by the Board based on the net asset value per share of the Fund. Shares are being offered only to qualified investors that meet all requirements to invest in the Fund. The Fund's shares are not listed for trading on a securities exchange.

      The Fund from time to time may offer to repurchase outstanding shares based on the Fund's net asset value per share pursuant to written tenders from shareholders. Repurchase offers will be made at such times and on such terms as may be determined by the Board, in its sole discretion, and generally will be offered to repurchase at a specified dollar amount of outstanding shares. Generally, the Fund will offer to repurchase shares four times each year, as of the last business day of March, June, September and December. A redemption fee payable to the Fund equal to 1.00% of the value of shares repurchased by the Fund will apply if the date as of which the shares are to be valued for purposes of repurchase is less than one year following the date of a shareholder's initial investment in the Fund. If applicable, the redemption fee will be deducted before payment of the proceeds of a repurchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital. The Fund's Board will establish the amount of shares the Fund will offer to repurchase. The Fund will generally pay the value of the shares repurchased approximately one month after the value of the shares to be repurchased is determined. If all shares owned by a shareholder are repurchased, the shareholder will receive an initial payment equal to 95% of the estimated value of the shares and the balance due will be determined and paid promptly after completion of the year-end audit of the Fund.

--------------------------------------------------------------------------------
CONVERSION OF TAX AND CAPITAL STRUCTURES. Effective July 1, 2005, the Fund has elected to be treated as a corporation for Federal income tax purposes and intends to qualify as a regulated investment company under the provisions of Subchapter M under the Internal Revenue Code of 1986, as amended. The new tax treatment will simplify Fund reporting to investors, allowing tax reports to be made on IRS Form 1099. Previously, each Member received the more complex Schedule K-1 and was individually required to report its distributive share of the Fund's taxable income on its own tax return.

      The Fund has replaced its capital account structure (allowing net increases and decreases in the net value of the Fund's assets to be allocated to a particular investor's individual capital account on a generally pro rata basis) with a standard corporate-type structure in which shareholders will participate in the Fund's "general account" on the basis of

               15 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. ORGANIZATION Continued

the number of shares of the Fund they hold relative to the total number of Fund shares outstanding. Shareholders were issued Fund shares, at a net asset value per share of $100, equal in value to their capital accounts on June 30, 2005. Investors will no longer have individual capital accounts and will refer to their share balances when calculating the value of an investment in the Fund. The Fund's limited liability company interests have been redenominated, and are issued and sold, as "Shares." All previously issued "Interests" have been redenominated as Shares. Persons who are issued Shares by the Fund, and other persons who acquire Shares and are admitted to the Fund by its Board, are "Shareholders."

      The Fund has established a program for the automatic reinvestment of certain annual distributions that the Fund may be required to make. Under the Fund's program, when a shareholder's distribution is reinvested, additional Fund shares will be issued to that shareholder in an amount equal in value to the distribution. Unless the Fund is informed otherwise by notice to the Administrator, shareholders will be enrolled automatically in the reinvestment program. Dividends and distributions are taxable to the recipient whether they are reinvested in shares of the Fund or received as cash.

      In June 2005, the Fund's Board approved the conversion of the Incentive Allocation to an Incentive Fee. Previously, the Sub-Adviser had been designated by the Adviser as the special advisory member (the "Special Advisory Member") and was entitled to receive a performance-based allocation (the "Incentive Allocation") equal to 5% of net profits, if any, in excess of the preferred return (the "Preferred Return"). (The Preferred Return was an amount determined by applying an annual percentage rate equal to the 2-year Treasury constant maturity rate to the capital account balance of each Member as of the beginning of the fiscal period.) For the three months ended June 30, 2005, the Preferred Return was 3.08%. The Incentive Allocation applied only to net profits for the applicable fiscal period that exceeded both: (i) the Preferred Return for the calendar period; and (ii) any balance in a "Loss Recovery Account," as defined in the Fund's registration statement, established for each Member. A Special Advisory Account had been established by the Fund for crediting any Incentive Allocation due to the Special Advisory Member. The Incentive Allocation was debited from each Member's capital account and credited to the Special Advisory Account. Generally, the Incentive Allocation was made as of the end of each calendar year and upon the repurchase of any Member's Interest (or portion thereof). The Special Advisory Member could withdraw any Incentive Allocation credited to the Special Advisory Account at any time following the date on which the Incentive Allocation is made. During the six months ended June 30, 2005, the Special Advisory Member earned an Incentive Allocation of $73 and voluntarily waived payment of this amount in its entirety. By replacing the individual investor capital accounts with a general Fund account, the manner of calculation of the incentive compensation will change so that such calculation is made on a Fund-wide basis, rather than separately for each member's capital account. The Fund will not pay any additional compensation to the Adviser as a result of the conversion of the Incentive Allocation to an Incentive Fee. Notwithstanding those technical modifications in the manner of calculation, the new Incentive Fee is intended to replicate substantially the payments associated with the former Incentive Allocation.

--------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles, which require the Adviser to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including the estimated fair value of investments. Such policies are consistently followed by the Fund in preparation of its financial statements. The Adviser believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

--------------------------------------------------------------------------------
PORTFOLIO VALUATION. The net asset value of the Fund is computed, generally monthly, as of the close of business on the following days: (i) the last day of each fiscal year, (ii) the date preceding the date as of which any shares of the Fund are purchased, and (iii) any day as of which the Fund repurchases any shares. The Fund's net asset value is the value of the Fund's assets less its liabilities divided by the shares outstanding. The net asset value is computed in accordance with the pricing policies and procedures adopted by the Board.

               16 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

      The Fund's investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate. The Fund's investments in Investment Funds are carried at fair value as determined by the Fund's pro-rata interest in the net assets of each Investment Fund. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds, as described in each of their financial statements and offering memoranda. All valuations utilize financial information supplied by each Investment Fund and are net of management and performance incentive fees or allocations payable to the Investment Funds' managers pursuant to the Investment Funds' agreements. Where no value is readily available from a Investment Fund or where a value supplied by a Investment Fund is deemed not to be indicative of its value, the Adviser will determine, in good faith, the fair value of the Investment Fund under procedures adopted by the Board and subject to the Board's supervision. In accordance with the Advisory Agreement, the Adviser values the Fund's assets based on such reasonably available relevant information as it considers material. Because of the inherent uncertainty of valuation, the values of the Fund's investments may differ significantly from the values that would have been used had a ready market for the investments held by the Fund been available.

--------------------------------------------------------------------------------
INCOME RECOGNITION AND EXPENSES. Dividend income is recorded on the ex-dividend date. Income, expenses and realized and unrealized gains and losses are recorded monthly. The change in a Investment Fund's net asset value is included in net change in unrealized appreciation/depreciation on investments on the statement of operations. Distributions received from Investment Funds, whether in the form of cash or securities, are applied as a reduction of the Investment Fund's cost. Realized gains or losses on withdrawals from Investment Funds are recognized on a cost recovery basis.

      The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund's account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund's net asset value; costs of insurance; registration expenses; certain offering costs; expenses of meetings of the Board and Shareholders; all costs with respect to communications to Shareholders; and other types of expenses as may be approved from time to time by the Board. Ongoing offering costs are capitalized and amortized to expense over twelve months on a straight-line basis.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                               NET UNREALIZED
                                                                 DEPRECIATION
                                                                     BASED ON
                                                       COST OF SECURITIES AND
   UNDISTRIBUTED   UNDISTRIBUTED                        OTHER INVESTMENTS FOR
   ORDINARY            LONG-TERM   ACCUMULATED LOSS            FEDERAL INCOME
   INCOME                   GAIN     CARRYFORWARD 1              TAX PURPOSES
   --------------------------------------------------------------------------
   $ 0                       $ 0      $  (2,340,922)                $(546,856)

1. As of March 31, 2008, the Fund had $1,657,279 and $683,643 of post-October capital and passive foriegn investment company losses, respectively. These losses are available to offset future income and gains, if any.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

               17 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES Continued

Accordingly, the following amounts have been reclassified for March 31, 2008. Net assets of the Fund were unaffected by the reclassifications.

                                                      INCREASE TO
                                REDUCTION TO      ACCUMULATED NET
                                 ACCUMULATED        REALIZED LOSS
      REDUCTION TO            NET INVESTMENT        ON INVESTMENT
      PAID-IN CAPITAL                   LOSS         TRANSACTIONS
      -----------------------------------------------------------
       $   3,229,623           $  4,355,384        $   1,125,761

The tax character of distributions paid during the years ended March 31, 2008 and 2007 was as follows:

                                      Year Ended        Year Ended
                                  March 31, 2008    March 31, 2007
      -------------------------------------------------------------
      Distributions paid from:
      Ordinary income              $   3,284,109     $    1,455,011
      Long-term capital gain           1,531,794          1,554,062
                                   --------------------------------
      Total                        $   4,815,903     $    3,009,073
                                   ================================

The primary difference between the book and tax appreciation or depreciation of Investment Funds is attributable to adjustments to the tax basis of Investment Funds based on allocation of income and distributions from Investment Funds and the tax realization of financial statement unrealized gain or loss. In addition, the cost of Investment Funds for Federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Investment Funds. The allocated taxable income is reported to the Fund by each Investment Fund on Schedule K-1. The aggregate cost on Investment Funds and the composition of unrealized appreciation and depreciation on Investment Funds for federal income tax purposes as of March 31, 2008 as noted below.

      Federal tax cost of Investment Funds   $ 11,258,693
                                             ============

      Gross unrealized appreciation          $         --
      Gross unrealized depreciation              (546,856)
                                             ------------
      Net unrealized depreciation            $   (546,856)
                                             ============

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS. Cash and cash equivalents consist of monies invested in money market funds sponsored by BlackRock Institutional Management Corporation, an affiliate of PNC Bank, N.A., and are accounted for at net asset value. Dividends receivable from such funds are included in other assets on the statement of assets and liabilities. The Fund treats demand deposits and all financial instruments that mature within three months as cash and cash equivalents.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

               18 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

--------------------------------------------------------------------------------
3. MANAGEMENT FEE, INCENTIVE FEE, RELATED PARTY TRANSACTIONS AND OTHER

MANAGEMENT AND ADMINISTRATION FEES. The Adviser provides certain management and administrative services to the Fund. In consideration for such management services, the Fund pays the Adviser a monthly management fee (the "Management Fee") computed at an annual rate of 1.00% of the Fund's net assets determined as of the last day of the month (before any repurchases of shares or Incentive
Fee). The Adviser pays 50% of its fee to the Sub-Adviser. In consideration for such administration services, the Fund pays the Adviser a monthly administration fee (the "Administration Fee") computed at an annual rate of 0.25% of the Fund's net assets determined as of the last day of the month (before any repurchases of shares or Incentive Fee and the Management Fee). For the year ended March 31, 2008, the Management Fee and Administration Fee incurred by the Fund were $423,095 and $105,962, respectively.

--------------------------------------------------------------------------------
INCENTIVE FEE. The Adviser (or an affiliated company of the Adviser that it designates) is also entitled to receive a performance-based incentive fee equal to 5% of the net profits (taking into account net realized and unrealized gains or losses and net investment income or loss), if any, in excess of the "Preferred Return," subject to reduction of that excess for prior losses that have not been previously offset against net profits (the "Incentive Fee"). The reduction for prior losses not previously offset by subsequent profits establishes what is typically referred to as a "high water mark". The Incentive Fee will be accrued monthly and is generally payable annually on December 31. No incentive fee will be accrued or payable for any period unless losses from prior periods have been recovered by the Fund. The Adviser is under no obligation to repay any Incentive Fee previously paid by the Fund to the Adviser, notwithstanding subsequent losses, but will reverse certain accruals as described below. For purposes of both the accrual and payment of the Incentive Fee, the Preferred Return is an amount determined by applying an annual percentage rate equal to the 2-year Treasury constant maturity rate. For the three months ended March 31, 2008, the Preferred Return was 3.05%. For the calendar year ended December 31, 2007, the annual percentage rate was 4.82%. The Adviser pays the Sub-Adviser the full amount of the incentive fee.

      The Fund will calculate and accrue any liability for the Incentive Fee monthly, based on the Fund's performance. The Fund's net asset value will be reduced or increased each month to reflect this accrual. An increase in the Fund's net asset value will occur only as a result of a reversal of any prior Incentive Fee accruals, if the Fund's current year's cumulative return does not exceed the Preferred Return. No Incentive Fee will be accrued or payable for any current period unless losses from prior periods have been recovered by the Fund. If the Fund has no prior losses, but its performance is negative, the Fund will track its high water mark or "cumulative losses" in a memorandum account ("Loss Carryforward Memorandum Account") on a monthly basis, and no Incentive Fee will be accrued for that month. If the Fund has a net loss for the current calendar year and has not recovered losses from prior calendar year (i.e. has not regained its high water mark), there will be no accrual of an Incentive Fee, and the Fund will add the losses incurred by the Fund to the Loss Carryforward Memorandum Account. If the Fund has no prior losses, and its performance is positive for the current calendar year, the Fund will accrue an Incentive Fee only after the Fund's performance exceeds the Preferred Return. Each time shares are repurchased in a repurchase offer, the Fund will adjust the amount of any cumulative loss in proportion to the number of shares repurchased by the Fund, so that the repurchase of shares has the effect of reducing the amount of cumulative loss. Corresponding upward adjustments are made when investors purchase shares, so that the amount of cumulative loss is adjusted upward to reflect the effect of such new purchases. During the year ended March 31, 2008, the Fund reversed $37,496 of Incentive Fees previously accrued during the period January 1, 2007 through March 31, 2007 resulting in no outstanding liability at December 31, 2007 for Fund performance during the year then ended. There is no outstanding liability at March 31, 2008.

--------------------------------------------------------------------------------
ADVISER'S AND SUB-ADVISER'S SHARE BALANCES. The value of the Adviser's and Sub-Adviser's share balances at March 31, 2008 were $15,909,617 and $560,516, respectively. The value of the Adviser's and Sub-Adviser's share balances at March 31, 2007 were $17,513,877 and $617,036, respectively. During the year ended March 31, 2008, the Adviser and Sub-Advisor did not have any redemptions.

               19 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
3. MANAGEMENT FEE, INCENTIVE FEE, RELATED PARTY TRANSACTIONS AND OTHER Continued

DIRECTORS' COMPENSATION. A majority of the Board is comprised of persons who are independent with respect to the Fund. Each Board member who is not an employee of the Adviser, or one of its affiliates, receives an annual retainer. Additionally, these Board members are reimbursed by the Fund for all reasonable out of pocket expenses. Any Board member who is an employee of the Adviser, or one of its affiliates, does not receive an annual fee from the Fund.

      The Fund has adopted an unfunded retirement plan (the "Plan") for the Fund's independent directors. Benefits are based on years of service and fees paid to each trustee during their period of service. The plan was frozen with respect to adding new participants effective December 31, 2006 (the "Freeze Date") and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended March 31, 2008, the Fund's projected benefit obligations were decreased by $1,347 and payments of $720 were made to retired directors, resulting in an accumulated liability of $705 as of March 31, 2008.

      The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Funds assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.

--------------------------------------------------------------------------------
CUSTODIAN FEES. PFPC Trust Company (an affiliate of PNC Bank, N.A.) serves as custodian of the Fund's assets and provides custodial services for the Fund.

      PFPC Inc. ("PFPC") (also an affiliate of PNC Bank, N.A.) serves as accounting and investor processing agent to the Fund and in that capacity provides accounting, tax and Shareholder related services. PFPC receives a monthly fee primarily based upon the average net assets of the Fund, subject to a minimum monthly fee. Additionally, the Fund reimburses all reasonable out of pocket expenses incurred by PFPC.

--------------------------------------------------------------------------------
INVESTORS SERVICING FEES. Under the terms of an investor servicing agreement (the "Investor Servicing Agreement") between the Fund and OppenheimerFunds Distributor, Inc. (the "Distributor"), the Distributor is authorized to retain brokers, dealers and certain financial advisers ("Investor Service Providers") to provide ongoing investor services and account maintenance services to Shareholders that are their customers. Under the Investor Servicing Agreement, the Fund pays a fee to the Distributor to reimburse it for payments made to Investor Service Providers. This fee is paid quarterly and, with respect to each Investor Service Provider, shall not exceed the lesser of: (i) 0.50% (on an annualized basis) of the aggregate value of shares held by investors that receive services from the Investor Service Provider, determined as of the last day of the calendar quarter (before any repurchases of shares or Incentive Fee and the Management Fee); or (ii) the Distributor's actual payments to the Investor Service Provider. The Distributor is entitled to reimbursement under the Investor Servicing Agreement for any payments it may make to any affiliated Investor Service Providers. At March 31, 2008, $22,834 was payable to the Distributor.

               20 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

--------------------------------------------------------------------------------
4. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                            YEAR ENDED MARCH 31, 2008  YEAR ENDED MARCH 31, 2007
                               SHARES          AMOUNT     SHARES          AMOUNT
  ------------------------------------------------------------------------------
  Subscriptions                 3,499   $     368,831     24,847    $  2,647,526
  Dividends and/or
  distributions reinvested     51,870       4,791,213     29,205       2,996,446
  Redemptions                (303,643)    (27,161,348)   (94,419)    (10,002,370)
                            ----------------------------------------------------
  Net decrease               (248,274)  $ (22,001,304)   (40,367)   $ (4,358,398)
                            ====================================================

--------------------------------------------------------------------------------
5. INVESTMENTS IN INVESTMENT FUNDS

At March 31, 2008, the Fund had investments in Investment Funds, none of which were related parties. The agreements related to investments in Investment Funds provide for compensation to the Investment Funds' managers/general partners in the form of management fees ranging from 1.0% to 2.0% annually of net assets and performance incentive fees/allocations ranging from 10% to 25% of net profits earned. The Investment Funds provide for periodic redemptions ranging from monthly to annually with lock up provisions of up to two years from initial investment and subject to certain terms and conditions as set forth in the Investment Funds' offering documents. Information related to each Investment Fund is included on the statement of investments.

      For the year ended March 31, 2008, the aggregate cost of purchases and proceeds from sales of Investment Funds were $17,838,615 and $45,187,145, respectively.

--------------------------------------------------------------------------------
6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These activities may include, but are not limited to, short selling activities, writing option contracts and interest rate, credit default and total return equity swap contracts. The Fund's risk of loss in these Investment Funds is limited to the value of these investments as reported by the Fund.

--------------------------------------------------------------------------------
7. BORROWINGS

The Fund may borrow money in amounts up to one-third of its total assets (including the amount borrowed) for investment purposes, to meet repurchase requests and for cash management purposes. The purchase of securities with borrowed funds creates leverage in the Fund.

      Effective November 28, 2005, the Fund entered into a Credit Agreement with The Bank of Novia Scotia which enables it to participate with certain other Oppenheimer funds in a committed, unsecured credit facility that permits borrowings of up to $60,000,000, collectively. The borrowings of any single fund under the credit facility are further limited to 15% of its net assets. Interest is charged to the Fund, based on its borrowings, at a rate equal to either the Federal Funds Rate plus 0.75% or LIBOR plus 0.75%, depending on the type of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.125% per annum. This agreement terminated on December 20, 2007.

      For the year ended March 31, 2008, the average daily borrowed balance of the Fund was $1,082,454 at an average daily interest rate of 5.93%. The Fund did not have any outstanding borrowings at March 31, 2008. Expenses incurred by the Fund with respect to interest on borrowings, commitment fees and facility start-up costs are disclosed separately, or as miscellaneous fees, on the Statement of Operations.

               21 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
8. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, the FASB issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of March 31, 2008, the Adviser is evaluating the implications of FAS157 and its impact on the amounts reported in the financial statements has not yet been determined; however, additional disclosures will be required about the inputs used to develop the measurement of fair value and the effect of certain measurements reported in the statement of operations for a fiscal period.

--------------------------------------------------------------------------------
9. SUBSEQUENT EVENTS

The Fund declared a mandatory redemption of all of its outstanding shares held by investors, other than OppenheimerFunds, Inc. and Tremont Partners Inc., as of March 31, 2008 at the net asset value per share on that date. The Fund will deregister with the Securities and Exchange Commission and state of Delaware at a future date.

               22 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

We have audited the accompanying statement of assets and liabilities of Oppenheimer Tremont Market Neutral Fund, LLC (the "Fund"), including the statement of investments, as of March 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended March 31, 2007 were audited by another independent registered public accounting firm whose report dated May 22, 2006 expressed an unqualified opinion thereon.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of investments owned as of March 31, 2008, by inspection of investment subscription documents and confirmation with underlying investment funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of Oppenheimer Tremont Market Neutral Fund, LLC at March 31, 2008, the results of its operations and cash flows for the year then ended and the changes in net assets and financial highlights for each of the years in the two-year period then ended in conformity with U.S. generally accepted accounting principles.

[KPMG LLP]

KPMG LLP

New York, New York

May 27, 2008

                23 |  OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

FEDERAL INCOME TAX INFORMATION Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2009, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2008. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Dividends and distributions of $11.68 per share were paid to shareholders on December 1, 2007, of which $3.72 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

      If applicable, ordinary income dividends paid by the Fund during the fiscal year ended March 31, 2008 should be multiplied by 0.60% to arrive at the amount eligible for the corporate dividend received deduction.

      If applicable, ordinary income dividends paid by the Fund during the fiscal year ended March 31, 2008 should be multiplied by 3.59% to arrive at the amount eligible for the individual qualified dividend income tax rate.

      If applicable, ordinary income dividends paid by the Fund for the fiscal year ended March 31, 2008 should be multiplied by 33.37% to arrive at the amount eligible for qualified short-term capital gain treatment for non-U.S. shareholders.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

               24 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund invests primarily in investment partnerships and similar investment vehicles that are not voting securities. To the extent the Fund invests in voting securities, if any, it has adopted the Portfolio Proxy Voting Policies and Procedures of OppenheimerFunds, Inc. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.858.9826, (ii) on the Fund's website at www.oppenheimerfunds.com, and (iii) on the SEC's website at www.sec.gov.

      In addition, the Fund is required to file new Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The funds Form N-PX is available (i) without charge, upon request, by calling the Fund toll free at 1.800.525.7048 and (ii) on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

               25 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

DIRECTORS AND OFFICERS Unaudited
--------------------------------------------------------------------------------

NAME, POSITION(S) HELD WITH     PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD; NUMBER OF
FUND, LENGTH OF SERVICE, AGE    PORTFOLIOS IN THE FUND COMPLEX CURRENTLY OVERSEEN
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT                     THE ADDRESS OF EACH DIRECTOR IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL, COLORADO
DIRECTORS                       80112-3924. EACH  DIRECTOR SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR HER RESIGNATION,
                                RETIREMENT, DEATH OR REMOVAL.

BRIAN F. WRUBLE,                General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Director of
Chairman of the Board of        Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager's
Directors (since 2007) and      parent company) (since September 2004); Chairman (since August 2007) and Trustee (since August 1991)
Director (since 2005)           of the Board of Trustees of The Jackson Laboratory (non-profit); Treasurer and Trustee of the
Age: 65                         Institute for Advanced Study (non-profit educational institute) (since May 1992); Member of Zurich
                                Financial Investment Management Advisory Council (insurance) (2004-2007); Special Limited Partner of
                                Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees
                                64 portfolios in the OppenheimerFunds complex.

DAVID K. DOWNES,                Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (since
Director (since 2007)           January 2006); Trustee of Employee Trusts (since January 2006); President, Chief Executive Officer
Age: 68                         and Board Member of CRAFund Advisors, Inc. (investment management company) (since January 2004);
                                Director of Internet Capital Group (information technology company) (since October 2003);
                                Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund
                                (investment management company) (2004-2007); Chief Operating Officer and Chief Financial Officer of
                                Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln
                                National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware
                                Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible
                                Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief
                                Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief
                                Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer,Chief
                                Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation
                                (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of
                                Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director
                                (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager
                                (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps
                                (1957-1959). Oversees 64 portfolios in the OppenheimerFunds complex.

MATTHEW P. FINK,                Trustee of the Committee for Economic Development (policy research foundation) (since 2005);
Director (since 2005)           Director of ICI Education Foundation (education foundation) (October 1991 -August 2006); President
Age: 67                         of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI
                                Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 54 portfolios in the
                                OppenheimerFunds complex.

ROBERT G. GALLI,                A director or trustee of other Oppenheimer funds. Oversees 64 portfolios in the OppenheimerFunds
Director (since 2005)           complex.
Age: 74

PHILLIP A. GRIFFITHS,           Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International
Director (since 2005)           Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign
Age: 69                         Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company)
                                (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science
                                Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of
                                Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the
                                Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation
                                (1994-1999); Provost at Duke University (1983-1991). Oversees 54 portfolios in the OppenheimerFunds complex.

MARY F. MILLER,                 Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony
Director (since 2005)           Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of
Age: 65                         American Express Company (financial services company) (July 1998-February 2003). Oversees 54 portfolios in the OppenheimerFunds complex.

               26 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

JOEL W. MOTLEY,                 Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January
Director (since 2005)           2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January
Age: 56                         2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007);
                                Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January
                                1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations,
                                Member of the Investment Committee of the Episcopal Church of America, Member of the Investment
                                Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson
                                Valley. Oversees 54 portfolios in the OppenheimerFunds complex.

RUSSELL S. REYNOLDS, JR.,       Chairman of RSR Partners (formerly "The Directorship Search Group, Inc.") (corporate governance
Director (since 2005)           consulting and executive recruiting) (since 1993); Life Trustee of International House (non-profit
Age: 76                         educational organization); Former Trustee of The Historical Society of the Town of Greenwich;
                                Former Director of Greenwich Hospital Association. Oversees 54 portfolios in the OppenheimerFunds complex.

JOSEPH M. WIKLER,               Director of C-TASC (bio-statistics services) (since 2007); Director of the following medical device
Director (since 2002)           companies: Medintec (since 1992) and Cathco (since 1996); Director of Lakes Environmental
Age: 67                         Association (environmental pro-tection organization) (since 1996); Member of the Investment
                                Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Fortis/Hartford mutual funds (1994-December 2001). Director of C-TASC (a privately-held bio-statistics company)
                                (since May 2007). Oversees 54 portfolios in the OppenheimerFunds complex.

PETER I. WOLD,                  President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since
Director (since 2002)           1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999);
Age: 60                         Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Vice President, Secretary and Treasurer of Wold Trona Company, Inc. (soda ash processing and production) (1996-2006); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and
                                Director of PacifiCorp. (electric utility) (1995-1999). Oversees 54 portfolios in the
                                OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR             THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW YORK,
AND OFFICER                     NEW YORK 10281-1008. MR. MURPHY SERVES AS A TRUSTEE FOR AN INDEFINITE TERM, OR UNTIL HIS
                                RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER FOR AN INDEFINITE TERM, OR UNTIL HIS
                                RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR. MURPHY IS AN INTERESTED DIRECTOR DUE TO HIS POSITIONS
                                WITH OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

JOHN V. MURPHY,                 Chairman, Chief Executive Officer and Director of the Manager (since June 2001); President of the
President and Principal         Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer
Executive Officer and           funds; President and Director of Oppenheimer Acquisition Corp. ("OAC") (the Manager's parent holding
Director (since 2002)           company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager)
Age: 58                         (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager)
                                (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of
                                Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001);
                                President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the
                                Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity
                                Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001),
                                HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001);
                                President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management,
                                Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC's parent company)
                                (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson
                                Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the
                                Investment Company Institute's Board of Governors (since October 2003). Oversees 103 portfolios in the OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS OF               THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS. BIRNEY, ZACK, GILLESPIE
THE FUND                        AND MS. BLOOMBERG, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NEW YORK 10281-1008,
                                FOR MESSRS. VANDEHEY, WIXTED, PETERSEN, SZILAGYI AND MS. IVES, 6803 S. TUCSON WAY, CENTENNIAL,
                                COLORADO 80112-3924. EACH OFFICER SERVES FOR AN INDEFINITE TERM OR UNTIL HIS OR HER RESIGNATION,
                                RETIREMENT, DEATH OR REMOVAL.

TIMOTHY J. BIRNEY               Vice President of the Sub-Adviser (since January 2005) and was Investment Management Associate for
Vice President and Portfolio    Tremont Capital, Inc., the parent company of the Sub-Adviser, (November 2003-January 2005); Vice
Manager (since 2005)            President at Asset Alliance Corporation (May 2002-November 2003); Vice President and Research
Age: 40                         Portfolio Manager of Alternative Asset Management at Nikko Securities Co. International, Inc.
                                (March 1998-May 2002).

               27 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

DIRECTORS AND OFFICERS Unaudited/Continued
--------------------------------------------------------------------------------

MARK S. VANDEHEY,               Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief
Vice President and Chief        Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and
Compliance Officer              Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor,
(since 2004)                    Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983);
Age: 57                         Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 103 portfolios in the OppenheimerFunds complex.

BRIAN W. WIXTED,                Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following:
Treasurer and Principal         HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder
Financial & Accounting          Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc.
Officer (since 2002)            (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International
Age: 48                         Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since
                                November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the
                                Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC
                                (since March 1999), Centennial Asset Management Corporation (March 1999-October 2003) and
                                OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 103 portfolios in the
                                OppenheimerFunds complex.

BRIAN S. PETERSEN,              Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August
Assistant Treasurer             2002-February 2007); Manager/Financial Product Accounting of the Manager (November 1998-July 2002).
(since 2004)                    An officer of 103 portfolios in the OppenheimerFunds complex.
Age: 37

BRIAN C. SZILAGYI,              Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting and
Assistant Treasurer             Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of Berger
(since 2005)                    Financial Group LLC (May 2001-March 2003). An officer of 103 portfolios in the OppenheimerFunds
Age: 38                         complex.

ROBERT G. ZACK,                 Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager;
Secretary (since 2002)          General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial
Age: 59                         Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of
                                HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC
                                (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001)
                                of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of
                                Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset
                                Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of
                                Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior
                                Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company
                                (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior
                                Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November
                                2001); Director of OppenheimerFunds (Asia) Limited (since December 2003); Senior Vice President (May
                                1985-December 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

LISA I. BLOOMBERG,              Vice President and Associate Counsel of the Manager (since May 2004); First Vice President (April
Assistant Secretary             2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services,
(since 2004)                    Inc. An officer of 103 portfolios in the OppenheimerFunds complex.
Age: 40

PHILLIP S. GILLESPIE,           Senior Vice President and Deputy General Counsel of the Manager (since September 2004); First Vice
Assistant Secretary             President (2000-September 2004), Director (2000-September 2004) and Vice President (1998-2000) of
(since 2004)                    Merrill Lynch Investment Management. An officer of 103 portfolios in the OppenheimerFunds complex.
Age: 44

KATHLEEN T. IVES,               Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since October 2003) of
Assistant Secretary             the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the
(since 2002)                    Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003);
Age: 42                         Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant
                                Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since
                                December 2001); Assistant Counsel of the Manager (August 1994-October 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S DIRECTORS AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST.

                28 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC



ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that David Downes, a member of the Board's Audit Committee, is an audit committee financial expert and that Mr. Downes is "independent" for purposes of this Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)   Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $52,000 in fiscal 2008 and $50,000 in fiscal 2007.

(b)   Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed $256,236 in fiscal 2008 and $225,954 in fiscal 2007 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: internal control reviews and professional services relating to FAS 123R.

(c)   Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(d)   All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

      The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

      Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

      (2) 100%

(f)   Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $256,236 in fiscal 2008 and $225,954 in fiscal 2007 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. No such services were rendered.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable. The Fund invests exclusively in non-voting securities.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The portfolio manager of the Fund is Timothy J. Birney (referred to as the "Portfolio Manager"), who is primarily responsible for selecting the Fund's investments in Hedge Funds and allocating the Fund's assets among the Hedge Funds selected. Mr. Birney has been Vice President and portfolio manager of the Sub-Adviser since January 2005 and was Investment Management Associate for Tremont Capital, Inc., the parent company of the Sub-Adviser, from November 2003 to January 2005. From May 2002 through November 2003, Mr. Birney served as Vice President at Asset Alliance Corporation, where his responsibilities included the development and distribution of structured products and quantitative allocation and risk management models. From March 1998 through May 2002, Mr. Birney served as Vice President and Research Portfolio Manager of Alternative Asset Management at Nikko Securities Co. International, Inc.

      - OTHER ACCOUNTS MANAGED. In addition to managing the Fund's investment portfolio, Mr. Birney also manages other investment portfolios and other accounts on behalf of the Sub-Adviser or its affiliates. The following table provides information regarding the other portfolios and accounts managed by Mr. Birney as of March 31, 2008.

OPPENHEIMER TREMONT MARKET                          REGISTERED INVESTMENT           OTHER POOLED
NEUTRAL FUND LLC                                           COMPANIES            INVESTMENT VEHICLES       OTHER ACCOUNTS
---------------------------                         ---------------------       -------------------       --------------
                                                                        2                        13           [None]
Accounts Managed

Total Assets Managed*                                              $  199                  $  1,996           [None]

Accounts with Performance-Based Advisory Fees                           1                        10           [None]

Total Assets in Accounts with Performance-Based
Advisory Fees*                                                     $   13                  $  1,738           [None]

* In millions.

      As indicated above, the Portfolio Manager also manages other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund's investment objectives and strategies. For example Mr. Birney may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Sub-Adviser have the same management fee. If the management fee structure of another fund or account is more advantageous to the Sub-Adviser than the fee structure of the Fund, the Sub-Adviser could have an incentive to favor the other fund or account. However, the Sub-Adviser's compliance procedures and Code of Ethics recognize the Sub-Adviser's fiduciary obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude Mr. Birney from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, Mr. Birney may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or he may manage funds or accounts with different investment objectives and strategies.

      - COMPENSATION OF THE PORTFOLIO MANAGER. Mr. Birney is employed and compensated by the Sub-Adviser, not the Fund. The Sub-Adviser's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward contributions toward creating shareholder value. As of March 31, 2008, Mr. Birney's compensation consisted of three main elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Sub-Adviser's holding company parent.

      The base pay component is reviewed regularly to ensure that it is commensurate with the requirements of the portfolios under Mr. Birney's management, reflects any specific competence or specialty of the manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of the Sub-Adviser and is based on a number of factors, including management's evaluation of the Fund's pre-tax performance for periods since Mr. Birney became the Fund's portfolio manager. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The performance of other pooled investment vehicles and other accounts are also considered in determining Mr. Birney's compensation. Mr. Birney's compensation with respect to the Fund is not based on the total value of the Fund's portfolio assets, although the Fund's investment performance may increase those assets. The compensation structure is also intended to reduce potential conflicts of interest between the Fund and other funds managed by Mr. Birney. The compensation structure of the other funds managed by Mr. Birney is the same as the compensation structure of the Fund, described above.

      - OWNERSHIP OF FUND SHARES. As of March 31, 2008, Mr. Birney did not beneficially own any shares of the Fund.

NOTE: IF TIM BIRNEY OWNS SHARES PLEASE INDICATE DOLLAR RANGE OF OWNERSHIP:

$1 - $10,000
$10,001 - $50,000
$50,001 - $100,000
$100,001 - $500,000
$500,001 - $1,000,000
Over $1,000,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S GOVERNANCE COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Governance Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

      o the name, address, and business, educational, and/or other pertinent background of the person being recommended;

      o a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

      o any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

      o the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

      The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

ITEM 11. CONTROLS AND PROCEDURES.

Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 03/31/2008, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)   (1) Exhibit attached hereto.

      (2)   Exhibits attached hereto.

      (3)   Not applicable.

(b)   Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Tremont Market Neutral Fund, LLC

By: /s/ John V. Murphy
    ---------------------------
    John V. Murphy
    Principal Executive Officer
Date: 05/14/2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John V. Murphy
    ---------------------------
    John V. Murphy
    Principal Executive Officer
Date: 05/14/2008

By: /s/ Brian W. Wixted
    ---------------------------
    Brian W. Wixted
    Principal Financial Officer
Date: 05/14/2008